SUMMARY PROSPECTUS March 8, 2010

AllianceBernstein Bond Inflation Strategy

Ticker: Class A–ABNAX; Class C–ABNCX; Advisor Class–ABNYX

Before you invest, you may want to review the Strategy’s Prospectus, which contains more information about the Strategy and its risks. The Strategy’s Prospectus and Statement of Additional Information (“SAI”), both dated March 8, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Strategy’s Prospectus and other information about the Strategy, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Strategy. Unless otherwise noted, page number references refer to the current Prospectus for this Strategy.

INVESTMENT OBJECTIVE

The Strategy’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies—Sales Charge Reduction Programs on page 27 of the Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page 95 of the Strategy’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%*	None
Exchange Fee	None	None	None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.50%	.50%	.50%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	None
Other Expenses:
Transfer Agent	.02%	.02%	.02%
Other Expenses	.74%	.74%	.74%

Total Other Expenses(a)	.76%	.76%	.76%

Total Annual Strategy Operating Expenses Before Fee Waiver	1.56%	2.26%	1.26%

Fee Waiver and/or Expense Reimbursement(b)	(.81)%	(.81)%	(.81)%

Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement	.75%	1.45%	.45%

*	For Class C shares, the contingent deferred sales charge is 0% after the first year.

(a)	Total other expenses are based on estimated amounts for the current fiscal year.

(b)	The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Strategy’s total annualized operating expenses to exceed the fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011 and may be terminated thereafter by either party upon 60 days’ prior notice.

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Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class
After 1 Year	$498	$248	$46
After 3 Years	$821	$629	$319

You would pay the following expenses if you did not redeem your shares at the end of period:

	Class A	Class C	Advisor Class
After 1 Year	$498	$148	$46
After 3 Years	$821	$629	$319

Portfolio Turnover

The Strategy will pay transactions costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy’s performance.

PRINCIPAL STRATEGIES

The Strategy seeks real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as U.S. and non- U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”).

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swap agreements. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

PRINCIPAL RISKS

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Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-protected investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

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Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Strategy’s investments or reduce its returns.

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Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

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Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION

No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Paul J. DeNoon	Since 2010	Senior Vice President of the Adviser

Rajen B. Jadav	Since 2010	Vice President of the Adviser

Shawn E. Keegan	Since 2010	Vice President of the Adviser

Douglas J. Peebles	Since 2010	Executive Vice President of the Adviser

Greg J. Wilensky	Since 2010	Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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